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                                                                   Exhibit 10.13

                         SPINNAKER EXPLORATION COMPANY

                             2000 STOCK OPTION PLAN


                            I.   PURPOSE OF THE PLAN

     The SPINNAKER EXPLORATION COMPANY 2000 STOCK OPTION PLAN (the "Plan") is intended to provide a means whereby certain employees and consultants of SPINNAKER EXPLORATION COMPANY, a Delaware corporation (the "Company"), and its affiliates may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. A further purpose of the Plan is to attract able persons to enter the employ of the Company or one of its affiliates. Accordingly, the Company may grant to certain employees and consultants ("Optionees") the option ("Option") to purchase shares of the common stock of the Company ("Stock"), as hereinafter set forth. Options granted under the Plan shall not be treated as incentive stock options within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

                              II.  ADMINISTRATION

     The Plan shall be administered by the Board of Directors of the Company (the "Board") or one or more committees (the "Committee") appointed by the Board. If a Committee shall not have been appointed by the Board, all references herein to the "Committee" shall mean the Board. The Committee shall have sole authority to select the Optionees from among those individuals eligible hereunder and to establish the number of shares which may be issued under each Option. In selecting the Optionees from among individuals eligible hereunder and in establishing the number of shares that may be issued under each Option, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant. The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations, consistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. All decisions made by the Committee in selecting the Optionees, in establishing the number of shares which may be issued under each Option and in construing the provisions of the Plan shall be final.

                            III.  OPTION AGREEMENTS

     (a) Each Option shall be evidenced by a written agreement between the Company and the Optionee ("Option Agreement") which shall contain such terms and conditions as may be approved by the Committee. The terms and conditions of the respective Option Agreements need not be identical. Specifically, an Option Agreement may provide for the surrender of the right to purchase shares under the Option in return for a payment in cash or shares of Stock or a


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                            2000 Stock Option Plan
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combination of cash and shares of Stock equal in value to the excess of the fair market value of the shares with respect to which the right to purchase is surrendered over the option price therefor ("Stock Appreciation Rights"), on such terms and conditions as the Committee in its sole discretion may prescribe; provided, that, except as provided in Subparagraph VIII(c) hereof, the Committee shall retain final authority (i) to determine whether an Optionee shall be permitted, or (ii) to approve an election by an Optionee, to receive cash in full or partial settlement of Stock Appreciation Rights. Moreover, an Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Stock (plus cash if necessary) having a fair market value equal to such option price.

     (b) For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be equal to either the mean of the high and low sales prices of the Stock or the closing price of the Stock reported by (i) the New York Stock Exchange or (ii) the National Market System of NASDAQ, whichever is applicable on that date. If the Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of the Stock on the most recent date on which the Stock was publicly traded. In the event the Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

     (c) Each Option and all rights granted thereunder shall not be transferable other than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, or (iii) with the consent of the Committee. Unless otherwise determined by the Committee, an Option shall be exercisable during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative.

                         IV.   ELIGIBILITY OF OPTIONEE

     Options may be granted only to individuals who are employees or consultants of the Company or any affiliate of the Company at the time the Option is granted; provided, however, that, except as provided in the immediately following sentence, an individual who is an officer and/or a director of the Company shall not be eligible to receive an Option under the Plan even if such individual is also an employee or consultant of the Company or any affiliate of the Company. Notwithstanding the foregoing, Options may be granted to any individual who is an officer and/or director of the Company and was not previously employed by the Company as a material inducement to such person entering into an employment contract with the Company. Options may be granted to the same individual on more than one occasion; provided, however, that Options may not be granted to officers and/or directors of the Company other than pursuant to the immediately preceding sentence. For all purposes under the Plan, the term "affiliate" shall mean any corporation, partnership, limited liability company or partnership, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with


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respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

                        V.   SHARES SUBJECT TO THE PLAN

     The aggregate number of shares which may be issued under Options granted under the Plan shall not exceed 500,000 shares of Stock. Such shares may consist of authorized but unissued shares of Stock or previously issued shares of Stock reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan, but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan. Should any Option hereunder expire or terminate prior to its exercise in full, the shares theretofore subject to such Option may again be subject to an Option granted under the Plan. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Paragraph VIII hereof with respect to shares of Stock subject to Options then outstanding. Exercise of an Option in any manner, including an exercise involving a Stock Appreciation Right, shall result in a decrease in the number of shares of Stock which may thereafter be available, both for purposes of the Plan and for sale to any one individual, by the number of shares as to which the Option is exercised.

                               VI.   OPTION PRICE

     The purchase price of Stock issued under each Option shall be determined by the Committee, but such purchase price shall not be less than 80% of the fair market value of Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, Options may be granted with a purchase price that is lower than that specified in the preceding sentence pursuant to a merger or other corporate transaction.

                              VII.   TERM OF PLAN

     The Plan shall be effective upon the date of its adoption by the Board. Except with respect to Options then outstanding, if not sooner terminated under the provisions of Paragraph IX, the Plan shall terminate upon and no further Options shall be granted after the expiration of ten years from the date of its adoption by the Board.


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                   VIII.   RECAPITALIZATION OR REORGANIZATION

     (a) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's or any subsidiary's capital structure or its business, any merger or consolidation of the Company or any subsidiary, any issue of debt or equity securities ahead of or affecting stock or the rights thereof, the dissolution or liquidation of the Company or any subsidiary or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

     (b) The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased. Any fractional share resulting from such adjustment shall be rounded up to the next whole share.

     (c) If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Optionee had been the holder of record of the number of shares of Stock then covered by such Option. If (i) the Company merges with or into any entity or is a party to a consolidation, (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity, (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934 Act, as amended (the "1934 Act"), acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of directors of the Company, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event is referred to herein as a "Corporate Change"), no later than (x) ten days after the approval by the stockholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of directors or (y) thirty days after a Corporate Change of the type described in clause (iv), the Committee, acting in its sole discretion without the consent or approval of any Optionee, shall effect one or more of the following alternatives, which alternatives may vary among individual Optionees and which may vary among Options held by any individual Optionee: (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a


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limited period of time on or before a specified date (before or after such
Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel each such Option and pay or cause to be paid to each Optionee the securities or other property (including, without limitation, cash) referred to in clause (4) below with respect to the shares subject to such Option in exchange for payment by such Optionee of the exercise price(s) under such Option for such shares, (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding), or
(4) provide that the number and class of shares of Common Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the Optionee had been the holder of record of the number of shares of Stock then covered by such Option. Notwithstanding the foregoing, if (A) the Company is involved in a merger or consolidation and, immediately after giving effect to such merger or consolidation, less than 50% of the total voting power of the outstanding voting stock of the surviving or resulting entity and of the parent company of the surviving or resulting entity is then "beneficially owned" (within the meaning of Rule 13d-3 under the 1934 Act) in the aggregate by the stockholders of the Company immediately prior to such merger or consolidation or (B) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), then, except as provided in any Option Agreement, (I) outstanding Options shall immediately vest and become exercisable or satisfiable, as applicable, and (II) any such Option shall continue to be exercisable for the remainder of the applicable Option term unless the Committee has determined, in its sole discretion, to take the action described in clause
(1) or (2) above with respect to such Option. The provisions contained in this Subparagraph (c) shall not terminate any rights of the Optionee to further payments pursuant to any other agreement with the Company following a Corporate Change.

     (d) In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of Stock occurring after the date of the grant of any Option and not otherwise provided for by this Paragraph VIII, such Option and any Option Agreement shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Stock or other consideration subject to such Option. In the event of any such change in the outstanding Stock or distribution to the holders of Stock, the aggregate number of shares available under the Plan and the maximum number of shares that may be subject to Options granted to any one individual may be appropriately adjusted by the Committee, whose determination shall be conclusive.


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     (e) Any adjustment provided for in the above Subparagraphs shall be subject to any required stockholder action.

     (f) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the purchase price per share, if applicable.

                   IX.   AMENDMENT OR TERMINATION OF THE PLAN

     The Board in its discretion may terminate the Plan at any time with respect to any shares for which Options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change in any Option theretofore granted may be made which would impair the rights of the Optionee without the consent of such Optionee.

                              X.   SECURITIES LAWS

     The Company shall not be obligated to issue any Stock pursuant to any Option granted under the Plan at any time when the offering of the shares covered by such Option have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the offering and sale of such shares.


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